SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported):
February 28, 2003

HARVARD BIOSCIENCE, INC.
(Exact Name of Registrant as specified in its charter)

Delaware	0-31923	04-3306140
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

84 October Hill Road, Holliston, MA 01746-1371
(Address of principal executive offices and zip code)

(508) 893-8999
(Registrant’s telephone number, including area code)

This Current Report on Form 8-K may contain forward-looking statements within the meaning of the federal securities laws.  Reliance should not be placed on forward-looking statements because they involve known and unknown risks and uncertainties which may cause the actual results, performance, and achievements of the Company to differ materially from the anticipated future results, performance and achievements that are expressed or implied by such forward-looking statements.  Additional information concerning these risks and uncertainties is contained in the section entitled “Important Factors That May Affect Future Operating Results” of the Company’s Annual Report on Form 10-K for the year ended December 31, 2001, under the heading “Risk Factors” in the Company’s Registration Statement on Form S-4 filed in connection with the acquisition of Genomic Solutions, and in the Company’s other public filings.  The Company disclaims any obligation to update any of the forward-looking statements contained herein to reflect future developments or events.

ITEM 5.                OTHER EVENTS

On February 28, 2003, Genomic Solutions Inc. (the “Company”), a Delaware corporation and a wholly-owned subsidiary of Harvard Bioscience, Inc., a Delaware corporation, and Genomic Instrumentation Services, Inc., a California corporation d/b/a GeneMachines (“GeneMachines”), entered into an Asset Purchase Agreement (the “Purchase Agreement”) pursuant to which the Company will purchase substantially all of the assets of GeneMachines.  The transaction, which is subject to the approval of GeneMachines’ shareholders and other customary conditions, is expected to close in mid-March 2003. The Company has entered into a voting agreement with GeneMachines shareholders holding the requisite number of shares of GeneMachines necessary to approve the transaction.  Pursuant to the voting agreement, these shareholders have agreed to vote in favor of the transaction.

The purchase price for the GeneMachines assets is approximately $8.3 million in cash, subject to certain adjustments, plus the assumption of certain specified liabilities.  GeneMachines designs, develops, manufactures and distributes high throughput instrumentation for DNA and protein microarray production, nucleic acid sample preparation, and DNA synthesis.

A copy of the Purchase Agreement, the voting agreement and the press release announcing the execution of the Purchase Agreement are attached to this Current Report on Form 8-K as Exhibits 2.1, 99.1 and 99.2, respectively, and are incorporated herein by reference.

ITEM 7.                FINANCIAL STATEMENTS AND EXHIBITS

(a)           Financial Statements of the Business Acquired.

Not applicable.

(b)           Pro Forma Financial Information.

Not applicable.

(c)           Exhibits.

2.1                                 Asset Purchase Agreement, dated as of February 28, 2003, by Genomic Solutions Inc. and Genomic Instrumentation Services, Inc. d/b/a GeneMachines. *

99.1                           Voting Agreement dated February 28, 2003 by and among Genomic Solutions Inc. and certain shareholders of Genomic Instrumentation Services, Inc. d/b/a GeneMachines.

99.2                           Release dated March 3, 2003.

*                                         The exhibits and schedules to the Purchase Agreement have been omitted from this filing pursuant to Item 601(b)(2) of Regulation S-K.  The Company will furnish copies of any of the exhibits and schedules to the Securities and Exchange Commission upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 3, 2003	HARVARD BIOSCIENCE, INC.

	By:	/s/ Susan Luscinski
Susan Luscinski
Chief Financial Officer

EXHIBIT INDEX

2.1                                 Asset Purchase Agreement, dated as of February 28, 2003, by Genomic Solutions Inc. and Genomic Instrumentation Services, Inc. d/b/a GeneMachines. *

99.1                           Voting Agreement dated February 28, 2003 by and among Genomic Solutions Inc. and certain shareholders of Genomic Instrumentation Services, Inc. d/b/a GeneMachines.

99.2                           Press Release dated March 3, 2003.

*                                         The exhibits and schedules to the Purchase Agreement have been omitted from this filing pursuant to Item 601(b)(2) of Regulation S-K.  The Company will furnish copies of any of the exhibits and schedules to the Securities and Exchange Commission upon request.